Exhibit 3.2

TWENTY-FIRST RESTATED

CERTIFICATE OF LIMITED PARTNERSHIP

OF

THE JONES FINANCIAL COMPANIES, L.L.L.P.

The undersigned, for the purpose of restating its Certificate of Limited Partnership under the Missouri Uniform Limited Partnership Act, states the following:

(1)The name of the limited partnership is The Jones Financial Companies, L.L.L.P., and the limited partnership's charter number is LP0000443.

(2)The name and address of the limited partnership's Missouri registered agent is:

C T Corporation System

120 South Central Avenue

Clayton, MO  63105

(3)The names and mailing addresses of the general partners are set forth on Exhibit A attached hereto.  The number of general partners is 454.

(4)The latest date upon which the limited partnership is to be dissolved is December 31, 2199.

In affirmation thereof, the facts stated above are true.

Dated:  January 24, 2019

THE JONES FINANCIAL COMPANIES, L.L.L.P.

By	/s/ Penny Pennington
Penny Pennington
Managing Partner/Authorized Person/Attorney-in-Fact

Exhibit A

Name	Address	City, State, Zip
A & J Williams Living Trust	12555 Manchester Road	St. Louis, MO 63131
Adams,Ken Douglas	12555 Manchester Road	St. Louis, MO 63131
Adams,Rodney	12555 Manchester Road	St. Louis, MO 63131
Ahrens,Concetta Angela	12555 Manchester Road	St. Louis, MO 63131
Alan J. Herzog Revocable Trust	12555 Manchester Road	St. Louis, MO 63131
Alan Kindsvater Revocable Living Trust	12555 Manchester Road	St. Louis, MO 63131
Altergott,Mary Ann	12555 Manchester Road	St. Louis, MO 63131
Amiot,Travis Joseph	12555 Manchester Road	St. Louis, MO 63131
Andersen,Andrea Shelley	12555 Manchester Road	St. Louis, MO 63131
Anderson,Derrick Carl	12555 Manchester Road	St. Louis, MO 63131
Anderson,Steven Jon	12555 Manchester Road	St. Louis, MO 63131
Andrew E. Bartek Revocable Trust	12555 Manchester Road	St. Louis, MO 63131
Anthony A. McBride Revocable Trust	12555 Manchester Road	St. Louis, MO 63131
Anthony J. Sgroi Revocable Trust	12555 Manchester Road	St. Louis, MO 63131
Anwar,Nasheed	12555 Manchester Road	St. Louis, MO 63131
Asa T Jewett & Andrea P Jewett Revocable Trust	12555 Manchester Road	St. Louis, MO 63131
Atkinson,Sandra K.	12555 Manchester Road	St. Louis, MO 63131
Banister,Jeffrey Harlan	12555 Manchester Road	St. Louis, MO 63131
Bartholomew Missouri Family Trust Dated December 30, 2015	12555 Manchester Road	St. Louis, MO 63131
Bast,James Alexander	12555 Manchester Road	St. Louis, MO 63131
Battermann,Julie G.	12555 Manchester Road	St. Louis, MO 63131
Bayston,Brett Gerald	12555 Manchester Road	St. Louis, MO 63131
Beckstead,John Marshall	12555 Manchester Road	St. Louis, MO 63131
Bee,Stephen Todd	12555 Manchester Road	St. Louis, MO 63131
Bertis,Kevin Thomas	12555 Manchester Road	St. Louis, MO 63131
Besmer,Michael Joseph	12555 Manchester Road	St. Louis, MO 63131
Betsinger,Gregory Stephen	12555 Manchester Road	St. Louis, MO 63131
Birch,Kevin Edward	12555 Manchester Road	St. Louis, MO 63131
Blackley,Edgar Leonard	12555 Manchester Road	St. Louis, MO 63131
Blocker Revocable Living Trust	12555 Manchester Road	St. Louis, MO 63131
Blum,Christopher Todd	12555 Manchester Road	St. Louis, MO 63131
Boehne,Melanie Lynn	12555 Manchester Road	St. Louis, MO 63131
Bogard,Brian Ray	12555 Manchester Road	St. Louis, MO 63131
Bolton,Wayne John	12555 Manchester Road	St. Louis, MO 63131
Bosch,Daniel Joseph	12555 Manchester Road	St. Louis, MO 63131
Bowling,Heath	12555 Manchester Road	St. Louis, MO 63131
Boysen,Robert Bunning	12555 Manchester Road	St. Louis, MO 63131
Bradley L. Frick Revocable Living Trust	12555 Manchester Road	St. Louis, MO 63131
Bradshaw,Randolph Lee	12555 Manchester Road	St. Louis, MO 63131
Brian D. Ashworth Revocable Trust	12555 Manchester Road	St. Louis, MO 63131
Brian D. Buckley Revocable Trust	12555 Manchester Road	St. Louis, MO 63131
Brian E. Sachs and Heather A. Sachs Trust	12555 Manchester Road	St. Louis, MO 63131
Brill,Kristine Kestek	12555 Manchester Road	St. Louis, MO 63131
Brown,Mary Patricia	12555 Manchester Road	St. Louis, MO 63131

Exhibit A to the Twenty-First Restated Certificate of Limited Partnership of The Jones Financial Companies, L.L.L.P.

Exhibit A

Name	Address	City, State, Zip
Bryan Eugene Hargiss Revocable Living Trust	12555 Manchester Road	St. Louis, MO 63131
Buffington,Sarah Renae	12555 Manchester Road	St. Louis, MO 63131
Burdick,Jeffrey Lucian	12555 Manchester Road	St. Louis, MO 63131
Byers II,Michael Edward	12555 Manchester Road	St. Louis, MO 63131
Callaghan,Maximilian C	12555 Manchester Road	St. Louis, MO 63131
Callahan,John Sylvester	12555 Manchester Road	St. Louis, MO 63131
Carlson Jr,Glenn Tuell	12555 Manchester Road	St. Louis, MO 63131
Carlson Revocable Trust	12555 Manchester Road	St. Louis, MO 63131
Carroll,Douglas L	12555 Manchester Road	St. Louis, MO 63131
Carter,Patricia McCarty	12555 Manchester Road	St. Louis, MO 63131
Causey Jr,Willard Lonnie	12555 Manchester Road	St. Louis, MO 63131
Chandler Jr,Billy Eugene	12555 Manchester Road	St. Louis, MO 63131
Chanod Jr,Patrick John	12555 Manchester Road	St. Louis, MO 63131
Charles Nelson Rogers Revocable Living Trust	12555 Manchester Road	St. Louis, MO 63131
Charles Shannon Isaacson and Sommer L. Isaacson Joint Revocable Trust	12555 Manchester Road	St. Louis, MO 63131
Chick,J Daniel	12555 Manchester Road	St. Louis, MO 63131
Childs,Gail E.	12555 Manchester Road	St. Louis, MO 63131
Christensen,Tony R	12555 Manchester Road	St. Louis, MO 63131
Christopher N. Lewis Revocable Living Trust	12555 Manchester Road	St. Louis, MO 63131
Christopher R. Hardt Revocable Trust	12555 Manchester Road	St. Louis, MO 63131
Clark,Katrine	12555 Manchester Road	St. Louis, MO 63131
Clarkin,Ninoska Patricia	12555 Manchester Road	St. Louis, MO 63131
Clotiaux,Tracy Reagan	12555 Manchester Road	St. Louis, MO 63131
Cole,Aaron Wilson	12555 Manchester Road	St. Louis, MO 63131
Coleman,William Kent	12555 Manchester Road	St. Louis, MO 63131
Coney,David Bridges	12555 Manchester Road	St. Louis, MO 63131
Cook,Beth Ann	12555 Manchester Road	St. Louis, MO 63131
Cook,David C.	12555 Manchester Road	St. Louis, MO 63131
Cooley,Dana Rae	12555 Manchester Road	St. Louis, MO 63131
Cooper,Kevin Lee	12555 Manchester Road	St. Louis, MO 63131
Coopman Living Trust Dated 4-27-2005	12555 Manchester Road	St. Louis, MO 63131
Cory & Stephanie Van Duyn Living Trust	12555 Manchester Road	St. Louis, MO 63131
Cowgill,James Matthew	12555 Manchester Road	St. Louis, MO 63131
Craig and Elizabeth Rosen Revocable Joint Trust Agreement	12555 Manchester Road	St. Louis, MO 63131
Craig and Stephanie Miyamoto Family Trust	12555 Manchester Road	St. Louis, MO 63131
Craig J. Basler Revocable Trust	12555 Manchester Road	St. Louis, MO 63131
Crowe III,James Edward	12555 Manchester Road	St. Louis, MO 63131
Crump,Kyle Ray	12555 Manchester Road	St. Louis, MO 63131
Culleton,Patrick John	12555 Manchester Road	St. Louis, MO 63131
Dan J. Timm Revocable Trust	12555 Manchester Road	St. Louis, MO 63131
Danae Domian Revocable Trust	12555 Manchester Road	St. Louis, MO 63131
Daniel S. Terry Revocable Trust	12555 Manchester Road	St. Louis, MO 63131
Danley,Todd Norment	12555 Manchester Road	St. Louis, MO 63131
Davenport,Michael Todd	12555 Manchester Road	St. Louis, MO 63131

Exhibit A to the Twenty-First Restated Certificate of Limited Partnership of The Jones Financial Companies, L.L.L.P.

Exhibit A

Name	Address	City, State, Zip
David B. & Monique M. Bonkowski Living Trust	12555 Manchester Road	St. Louis, MO 63131
David Francis Powers Revocable Trust	12555 Manchester Road	St. Louis, MO 63131
Davies,Joseph Pierre	12555 Manchester Road	St. Louis, MO 63131
Davis,John Myron	12555 Manchester Road	St. Louis, MO 63131
Davis,John Todd	12555 Manchester Road	St. Louis, MO 63131
Declaration of Trust of Mark A. Eberlin	12555 Manchester Road	St. Louis, MO 63131
Deja,Mark Edward	12555 Manchester Road	St. Louis, MO 63131
Dickerson,James Richard	12555 Manchester Road	St. Louis, MO 63131
Dickerson,William Bruce	12555 Manchester Road	St. Louis, MO 63131
Dimiceli II,Paul John	12555 Manchester Road	St. Louis, MO 63131
Dolan,Lisa Marie	12555 Manchester Road	St. Louis, MO 63131
Dolson,Andrea Barrett	12555 Manchester Road	St. Louis, MO 63131
Donald Joseph Bergan, Jr. Revocable Living Trust	12555 Manchester Road	St. Louis, MO 63131
Donaldson,Brian D	12555 Manchester Road	St. Louis, MO 63131
Dorcey,Patrick J	12555 Manchester Road	St. Louis, MO 63131
Downes Jr,Michael McCahan	12555 Manchester Road	St. Louis, MO 63131
Downing,Irasa Lynne	12555 Manchester Road	St. Louis, MO 63131
Driggers,Trent Mac	12555 Manchester Road	St. Louis, MO 63131
Dudley,Sean Edward	12555 Manchester Road	St. Louis, MO 63131
Dutton,Jonathan Donald	12555 Manchester Road	St. Louis, MO 63131
Easley Family Wealth Trust	12555 Manchester Road	St. Louis, MO 63131
Edward J Dollinger Trust	12555 Manchester Road	St. Louis, MO 63131
Edward J. Holt Revocable Trust	12555 Manchester Road	St. Louis, MO 63131
Edward L DeVault II Revocable Trust	12555 Manchester Road	St. Louis, MO 63131
Egan Jr,Thomas Michael	12555 Manchester Road	St. Louis, MO 63131
Elaine R. Renner Revocable Living Trust	12555 Manchester Road	St. Louis, MO 63131
Embleton,Matthew Roy	12555 Manchester Road	St. Louis, MO 63131
Eric & Julie Connella Revocable Trust	12555 Manchester Road	St. Louis, MO 63131
Erikson,Matthew Augustus	12555 Manchester Road	St. Louis, MO 63131
Espy,Jason C	12555 Manchester Road	St. Louis, MO 63131
Everett Jose Johnson Revocable Trust	12555 Manchester Road	St. Louis, MO 63131
Fannin,Roland Allen	12555 Manchester Road	St. Louis, MO 63131
Farber,Kelly Paul	12555 Manchester Road	St. Louis, MO 63131
Fehr,Craig Vernon	12555 Manchester Road	St. Louis, MO 63131
Felske-Jackman,Ann	12555 Manchester Road	St. Louis, MO 63131
Fisher,James Donald	12555 Manchester Road	St. Louis, MO 63131
Foltz Gay,Jodi Lynn	12555 Manchester Road	St. Louis, MO 63131
Fortier,Mark James	12555 Manchester Road	St. Louis, MO 63131
Francone,Mary Clair	12555 Manchester Road	St. Louis, MO 63131
French Sr,Kenneth Joseph	12555 Manchester Road	St. Louis, MO 63131
French,Patrick	12555 Manchester Road	St. Louis, MO 63131
Fritsche,Eric Robert	12555 Manchester Road	St. Louis, MO 63131
Fross,Michael Jeremy	12555 Manchester Road	St. Louis, MO 63131
Gary & Katie Meyer Liv Trust	12555 Manchester Road	St. Louis, MO 63131
Gasper,Eric Stephen	12555 Manchester Road	St. Louis, MO 63131

Exhibit A to the Twenty-First Restated Certificate of Limited Partnership of The Jones Financial Companies, L.L.L.P.

Exhibit A

Name	Address	City, State, Zip
Gautreau,Michael Paul	12555 Manchester Road	St. Louis, MO 63131
George,Staci Lowe	12555 Manchester Road	St. Louis, MO 63131
Giardino,Richard L.	12555 Manchester Road	St. Louis, MO 63131
Gibbons,John Michael	12555 Manchester Road	St. Louis, MO 63131
Gillette,Merri Jo	12555 Manchester Road	St. Louis, MO 63131
Giuseffi,Monica Carmen	12555 Manchester Road	St. Louis, MO 63131
Glenn A. Helminiak and Pamela J Helminiak Joint Revocable Trust	12555 Manchester Road	St. Louis, MO 63131
Glynn,Tyler D.	12555 Manchester Road	St. Louis, MO 63131
Gray,Gary Lynn	12555 Manchester Road	St. Louis, MO 63131
Gregory B. Dosmann Trust	12555 Manchester Road	St. Louis, MO 63131
Gregory Vanderburgh and Diane Bohaker Vanderburgh Trust	12555 Manchester Road	St. Louis, MO 63131
Gregory,Wesley W.	12555 Manchester Road	St. Louis, MO 63131
Grooms,Demetrius Tyrone	12555 Manchester Road	St. Louis, MO 63131
Gross III,Elwood Frederick	12555 Manchester Road	St. Louis, MO 63131
Guebert,Jeffery Alan	12555 Manchester Road	St. Louis, MO 63131
Gunn,David Alexander	12555 Manchester Road	St. Louis, MO 63131
Haas,Lena	12555 Manchester Road	St. Louis, MO 63131
Hage,Ross Thomas	12555 Manchester Road	St. Louis, MO 63131
Hanson,Rhonda Lynn	12555 Manchester Road	St. Louis, MO 63131
Harper,Alyssa Rana	12555 Manchester Road	St. Louis, MO 63131
Harris Jr,Steven Duane	12555 Manchester Road	St. Louis, MO 63131
Hartley,Keith Edward	12555 Manchester Road	St. Louis, MO 63131
Hartman,Mark Ronald	12555 Manchester Road	St. Louis, MO 63131
Haskell,Kelly Rae	12555 Manchester Road	St. Louis, MO 63131
Hatrel,Bryon John	12555 Manchester Road	St. Louis, MO 63131
Helms,Wayne A.	12555 Manchester Road	St. Louis, MO 63131
Henderson,Jason Thomas	12555 Manchester Road	St. Louis, MO 63131
Hendrixson,Nicole Elizabeth	12555 Manchester Road	St. Louis, MO 63131
Henrikson,Kristopher Bjorn	12555 Manchester Road	St. Louis, MO 63131
Hicks,Thomas Robert	12555 Manchester Road	St. Louis, MO 63131
Hill,Diane Kay	12555 Manchester Road	St. Louis, MO 63131
Hizar Revocable Trust	12555 Manchester Road	St. Louis, MO 63131
Holder 2003 Revocable Living Trust	12555 Manchester Road	St. Louis, MO 63131
Holt,Stanley Dean	12555 Manchester Road	St. Louis, MO 63131
Howlett,Brad Wells	12555 Manchester Road	St. Louis, MO 63131
Hrevus Living Trust	12555 Manchester Road	St. Louis, MO 63131
Huang,James Licheh	12555 Manchester Road	St. Louis, MO 63131
Hughes Revocable Trust	12555 Manchester Road	St. Louis, MO 63131
Hutson,Clay Hall	12555 Manchester Road	St. Louis, MO 63131
J. Kyle Hickok Revocable Living Trust	12555 Manchester Road	St. Louis, MO 63131
Jack,Thomas W	12555 Manchester Road	St. Louis, MO 63131
James D. and Sandra A. Jansen Revocable Trust	12555 Manchester Road	St. Louis, MO 63131
James F. Henty Revocable Trust	12555 Manchester Road	St. Louis, MO 63131
James Vincent Milnes Trust	12555 Manchester Road	St. Louis, MO 63131

Exhibit A to the Twenty-First Restated Certificate of Limited Partnership of The Jones Financial Companies, L.L.L.P.

Exhibit A

Name	Address	City, State, Zip
Jeffrey C. Davis Revocable Trust	12555 Manchester Road	St. Louis, MO 63131
Jeffrey J. Panchot Revocable Living Trust	12555 Manchester Road	St. Louis, MO 63131
Jeffrey L. Ritchey Living Trust	12555 Manchester Road	St. Louis, MO 63131
Jeffrey Robert Jones Revocable Trust	12555 Manchester Road	St. Louis, MO 63131
Jensen,Ross F	12555 Manchester Road	St. Louis, MO 63131
JJ Dooley Family Trust	12555 Manchester Road	St. Louis, MO 63131
John F. Rahal Revocable Trust	12555 Manchester Road	St. Louis, MO 63131
John H Waldvogel & Amy S Waldvogel Revocable Living Trust	12555 Manchester Road	St. Louis, MO 63131
John M. Keeley Trust	12555 Manchester Road	St. Louis, MO 63131
Johns,Tyler William	12555 Manchester Road	St. Louis, MO 63131
Johnson,David James	12555 Manchester Road	St. Louis, MO 63131
Johnson,Matthew Eric	12555 Manchester Road	St. Louis, MO 63131
Jonathan H. Dahlstrom and Wanda E. Dahlstrom Revocable Living Trust	12555 Manchester Road	St. Louis, MO 63131
Jonczak,Jason Michael	12555 Manchester Road	St. Louis, MO 63131
Jones,Steven C.	12555 Manchester Road	St. Louis, MO 63131
Joseph and Laurea Crockett Family Trust	12555 Manchester Road	St. Louis, MO 63131
Joseph L. Klocke Revocable Living Trust	12555 Manchester Road	St. Louis, MO 63131
Kantouth,Colette Marie	12555 Manchester Road	St. Louis, MO 63131
Katherine G. Mauzy Revocable Trust	12555 Manchester Road	St. Louis, MO 63131
Kathleen Askren Revocable Living Trust	12555 Manchester Road	St. Louis, MO 63131
Kathryn M. Bradley Revocable Trust	12555 Manchester Road	St. Louis, MO 63131
Keith and Rosemond Moore Living Trust	12555 Manchester Road	St. Louis, MO 63131
Kemezis,Christopher Charles	12555 Manchester Road	St. Louis, MO 63131
Kenneth R. Cella, Jr. Revocable Trust	12555 Manchester Road	St. Louis, MO 63131
Kersey,Carmack Douglas	12555 Manchester Road	St. Louis, MO 63131
Kevin C. Haarberg Revocable Trust	12555 Manchester Road	St. Louis, MO 63131
Kevin D. Bastien Revocable Trust	12555 Manchester Road	St. Louis, MO 63131
Kevin R. Alm Revocable Living Trust	12555 Manchester Road	St. Louis, MO 63131
Khanna,Rajit	12555 Manchester Road	St. Louis, MO 63131
Kim B. Hoffman Revocable Trust	12555 Manchester Road	St. Louis, MO 63131
Kimberly J. Grbac Revocable Living Trust	12555 Manchester Road	St. Louis, MO 63131
Kimberly Sue Gannon Revocable Living Trust	12555 Manchester Road	St. Louis, MO 63131
Kinzinger,Rodney	12555 Manchester Road	St. Louis, MO 63131
Kirkham,Jeremy Earl	12555 Manchester Road	St. Louis, MO 63131
Kitchen,Jeffrey Wayne	12555 Manchester Road	St. Louis, MO 63131
Klassen,Lisa Marie	12555 Manchester Road	St. Louis, MO 63131
Klein,Christian Guy	12555 Manchester Road	St. Louis, MO 63131
Knittel Family Trust	12555 Manchester Road	St. Louis, MO 63131
Koestner,Eric Brian	12555 Manchester Road	St. Louis, MO 63131
Kozon Family Trust	12555 Manchester Road	St. Louis, MO 63131
Krebs,Braden Thomas	12555 Manchester Road	St. Louis, MO 63131
Kristin M. Johnson Revocable Trust	12555 Manchester Road	St. Louis, MO 63131
Kruse,Christopher Stephen	12555 Manchester Road	St. Louis, MO 63131
Kyle C. Andersen Revocable Living Trust	12555 Manchester Road	St. Louis, MO 63131

Exhibit A to the Twenty-First Restated Certificate of Limited Partnership of The Jones Financial Companies, L.L.L.P.

Exhibit A

Name	Address	City, State, Zip
Lackey Sr,Warren Richard	12555 Manchester Road	St. Louis, MO 63131
Ladner,Aaron Anthony	12555 Manchester Road	St. Louis, MO 63131
Lam,Paul Wing-Yun	12555 Manchester Road	St. Louis, MO 63131
Lamis,Eugene P.	12555 Manchester Road	St. Louis, MO 63131
Lampi,Nicholas Michael	12555 Manchester Road	St. Louis, MO 63131
Landsman,Dean Jonathan	12555 Manchester Road	St. Louis, MO 63131
Lane Revocable Living Trust	12555 Manchester Road	St. Louis, MO 63131
Lanigan,Neal J	12555 Manchester Road	St. Louis, MO 63131
LaQuinta,Francis T	12555 Manchester Road	St. Louis, MO 63131
Larsen,Leasha Kae	12555 Manchester Road	St. Louis, MO 63131
Laura B. Ellenhorn Revocable Trust No. 1	12555 Manchester Road	St. Louis, MO 63131
Lawless,Jason Richard	12555 Manchester Road	St. Louis, MO 63131
Lawrence C. Thomas Revocable Living Trust	12555 Manchester Road	St. Louis, MO 63131
Leary,John Edward	12555 Manchester Road	St. Louis, MO 63131
Leary,Michael J	12555 Manchester Road	St. Louis, MO 63131
LEDL Family Trust	12555 Manchester Road	St. Louis, MO 63131
Leone Family Revocable Trust	12555 Manchester Road	St. Louis, MO 63131
Lewandowski,Thomas Carl	12555 Manchester Road	St. Louis, MO 63131
Lingley,Troy Paul	12555 Manchester Road	St. Louis, MO 63131
Lisa L. Peel Revocable Living Trust	12555 Manchester Road	St. Louis, MO 63131
Locke,Kenneth M.	12555 Manchester Road	St. Louis, MO 63131
Loftus,Gavin James	12555 Manchester Road	St. Louis, MO 63131
Logan,James Neal	12555 Manchester Road	St. Louis, MO 63131
Long,David Earl	12555 Manchester Road	St. Louis, MO 63131
Lonski,Nicholas Jerome	12555 Manchester Road	St. Louis, MO 63131
Lord,Robert Joseph	12555 Manchester Road	St. Louis, MO 63131
Luebbert,Bryan Joseph	12555 Manchester Road	St. Louis, MO 63131
Lugo,Sean Reed	12555 Manchester Road	St. Louis, MO 63131
Lynch,Rebecca Marie	12555 Manchester Road	St. Louis, MO 63131
Lynette D. McCloud Revocable Trust	12555 Manchester Road	St. Louis, MO 63131
Mack,Michael Scott	12555 Manchester Road	St. Louis, MO 63131
MacLeod,Darryl John	12555 Manchester Road	St. Louis, MO 63131
Maddux,Mary Alcott	12555 Manchester Road	St. Louis, MO 63131
Marcus E. Johnson Living Trust	12555 Manchester Road	St. Louis, MO 63131
Mark A. Rawlins Revocable Living Trust	12555 Manchester Road	St. Louis, MO 63131
Mark G. Putbrese Declaration of Trust	12555 Manchester Road	St. Louis, MO 63131
Mark L. Felten and Pamela S. Felten Revocable Living Trust	12555 Manchester Road	St. Louis, MO 63131
Mark Mellon Trust	12555 Manchester Road	St. Louis, MO 63131
Mark S. Hilde Revocable Trust No. 102	12555 Manchester Road	St. Louis, MO 63131
Mary M. Graves Revocable Living Trust	12555 Manchester Road	St. Louis, MO 63131
Matthew D. Collins Revocable Living Trust	12555 Manchester Road	St. Louis, MO 63131
Matthew W. Burkemper Revocable Trust	12555 Manchester Road	St. Louis, MO 63131
McBride,Kimberly Renee'	12555 Manchester Road	St. Louis, MO 63131
McCannon,Mark Ashley	12555 Manchester Road	St. Louis, MO 63131
McCarver,Thomas Edwin	12555 Manchester Road	St. Louis, MO 63131

Exhibit A to the Twenty-First Restated Certificate of Limited Partnership of The Jones Financial Companies, L.L.L.P.

Exhibit A

Name	Address	City, State, Zip
McFadden,Richard D.	12555 Manchester Road	St. Louis, MO 63131
McIlwaine,Nicole Anna Marie	12555 Manchester Road	St. Louis, MO 63131
McKiel Revocable Trust	12555 Manchester Road	St. Louis, MO 63131
Meghji,Nawaaz	12555 Manchester Road	St. Louis, MO 63131
Melchiori,Emily J.	12555 Manchester Road	St. Louis, MO 63131
Melhouse,Rusty Allen	12555 Manchester Road	St. Louis, MO 63131
Meno,John Vanderzicht	12555 Manchester Road	St. Louis, MO 63131
Merry L. Mosbacher Revocable Living Trust	12555 Manchester Road	St. Louis, MO 63131
Metzger Family Trust	12555 Manchester Road	St. Louis, MO 63131
Michael and Kathleen Harenza Family Trust	12555 Manchester Road	St. Louis, MO 63131
Michael E Sigmond Living Trust	12555 Manchester Road	St. Louis, MO 63131
Michael L. Sides and Carrie A. Sides Revocable Living Trust	12555 Manchester Road	St. Louis, MO 63131
Michael R. Valley Revocable Trust	12555 Manchester Road	St. Louis, MO 63131
Michael T. Schultz Trust Agreement	12555 Manchester Road	St. Louis, MO 63131
Michelle C. Parker Living Trust	12555 Manchester Road	St. Louis, MO 63131
Michelman,Jeremy Leland	12555 Manchester Road	St. Louis, MO 63131
Miedler,Andrew Timothy	12555 Manchester Road	St. Louis, MO 63131
Mignacca,Carl James	12555 Manchester Road	St. Louis, MO 63131
Mikula,Matthew James	12555 Manchester Road	St. Louis, MO 63131
Milbrath,Robert Ray	12555 Manchester Road	St. Louis, MO 63131
Minehart,Andrew James	12555 Manchester Road	St. Louis, MO 63131
Mitchell,David Franklin	12555 Manchester Road	St. Louis, MO 63131
Montgomery,Colin Reid	12555 Manchester Road	St. Louis, MO 63131
Moran,Robert John	12555 Manchester Road	St. Louis, MO 63131
Morris Alan Grimes Revocable Trust	12555 Manchester Road	St. Louis, MO 63131
Muncy,Samantha Cecille	12555 Manchester Road	St. Louis, MO 63131
Nash,Todd Martin	12555 Manchester Road	St. Louis, MO 63131
Newland,John Kenneth	12555 Manchester Road	St. Louis, MO 63131
Niemann,Timothy John	12555 Manchester Road	St. Louis, MO 63131
Nygard,Andrew A.	12555 Manchester Road	St. Louis, MO 63131
Olsen,James John	12555 Manchester Road	St. Louis, MO 63131
Otto,Richard T	12555 Manchester Road	St. Louis, MO 63131
Owen,Philip Daniel	12555 Manchester Road	St. Louis, MO 63131
Patrick Eugene Pogue Liv Trust	12555 Manchester Road	St. Louis, MO 63131
Philip James Streng Revocable Living Trust Agreement 5/29/1999	12555 Manchester Road	St. Louis, MO 63131
Phillip L. Frix Revocable Living Trust	12555 Manchester Road	St. Louis, MO 63131
Pina,Jaime Roberto	12555 Manchester Road	St. Louis, MO 63131
Plaskett Jr,James William	12555 Manchester Road	St. Louis, MO 63131
Poler,Steven Philip	12555 Manchester Road	St. Louis, MO 63131
Poole,Patrick Eric	12555 Manchester Road	St. Louis, MO 63131
Posner,Scott Robert	12555 Manchester Road	St. Louis, MO 63131
Powitzky Revocable Trust	12555 Manchester Road	St. Louis, MO 63131
Price,Christina Jeanette	12555 Manchester Road	St. Louis, MO 63131
Pritchett II,Leonard R.	12555 Manchester Road	St. Louis, MO 63131

Exhibit A to the Twenty-First Restated Certificate of Limited Partnership of The Jones Financial Companies, L.L.L.P.

Exhibit A

Name	Address	City, State, Zip
Prodanovic,Nikica	12555 Manchester Road	St. Louis, MO 63131
Prucha Living Trust	12555 Manchester Road	St. Louis, MO 63131
Purdy Revocable Trust	12555 Manchester Road	St. Louis, MO 63131
Pusateri Revocable Trust	12555 Manchester Road	St. Louis, MO 63131
Qualified Spousal Trust of William E. Fiala and Susan S. Fiala	12555 Manchester Road	St. Louis, MO 63131
Quig,Joseph P	12555 Manchester Road	St. Louis, MO 63131
Rachel I Meier and Scott P. Meier Revocable Trust	12555 Manchester Road	St. Louis, MO 63131
Rainosek Family Trust	12555 Manchester Road	St. Louis, MO 63131
Rea,Julie Kathleen	12555 Manchester Road	St. Louis, MO 63131
Reed,Justine Louise	12555 Manchester Road	St. Louis, MO 63131
Reese,Steven Alan	12555 Manchester Road	St. Louis, MO 63131
Reifschneider,David Lee	12555 Manchester Road	St. Louis, MO 63131
Renk,Kimberly Kay	12555 Manchester Road	St. Louis, MO 63131
Revocable Trust of Robert F. Cullen III	12555 Manchester Road	St. Louis, MO 63131
Reynolds,Lance Michael	12555 Manchester Road	St. Louis, MO 63131
Rhodes,Christopher Michael	12555 Manchester Road	St. Louis, MO 63131
Richard David Link Revocable Living Trust	12555 Manchester Road	St. Louis, MO 63131
Ridgeway,Kristie Lee	12555 Manchester Road	St. Louis, MO 63131
Rinke,Chad Patrick	12555 Manchester Road	St. Louis, MO 63131
Ritter Qualified Spousal Trust	12555 Manchester Road	St. Louis, MO 63131
Rivard,Jonathan Alexander	12555 Manchester Road	St. Louis, MO 63131
Robert J. Ciapciak	12555 Manchester Road	St. Louis, MO 63131
Roberts-Pitts,Emily	12555 Manchester Road	St. Louis, MO 63131
Robson,Ryan Timothy	12555 Manchester Road	St. Louis, MO 63131
Rodger E. Steffen Living Trust	12555 Manchester Road	St. Louis, MO 63131
Rodney T. Bahr Revocable Living Trust	12555 Manchester Road	St. Louis, MO 63131
Roy,Erin Joanne	12555 Manchester Road	St. Louis, MO 63131
Rueschhoff,Steven J	12555 Manchester Road	St. Louis, MO 63131
S. Matt Heffington and Kristin E. Heffington Revocable Trust	12555 Manchester Road	St. Louis, MO 63131
Saari,Keith Andrew	12555 Manchester Road	St. Louis, MO 63131
Schaeperkoetter,Seth Alan	12555 Manchester Road	St. Louis, MO 63131
Schenk,Peter Carl	12555 Manchester Road	St. Louis, MO 63131
Schloneger,Kevin Scott	12555 Manchester Road	St. Louis, MO 63131
Schmidt,Glenn Franklin	12555 Manchester Road	St. Louis, MO 63131
Schnell,Paul Arvid	12555 Manchester Road	St. Louis, MO 63131
Schopp,Wendy D.	12555 Manchester Road	St. Louis, MO 63131
Schumacher,Harry Dalton	12555 Manchester Road	St. Louis, MO 63131
Scott A. Miller and Monica J. Miller Qualified Spousal Trust	12555 Manchester Road	St. Louis, MO 63131
Scott Family Trust	12555 Manchester Road	St. Louis, MO 63131
Scott W. Larson Trust	12555 Manchester Road	St. Louis, MO 63131
Sherwood,Steven Francis	12555 Manchester Road	St. Louis, MO 63131
Singer,Robert George	12555 Manchester Road	St. Louis, MO 63131
Skinner,John Andrew	12555 Manchester Road	St. Louis, MO 63131
Skolfield,Emery Rallond	12555 Manchester Road	St. Louis, MO 63131
Smith,Steven Paul	12555 Manchester Road	St. Louis, MO 63131

Exhibit A to the Twenty-First Restated Certificate of Limited Partnership of The Jones Financial Companies, L.L.L.P.

Exhibit A

Name	Address	City, State, Zip
Sneed,Patrick B	12555 Manchester Road	St. Louis, MO 63131
Sobers,Anson Vincent	12555 Manchester Road	St. Louis, MO 63131
Steffens,Kristen	12555 Manchester Road	St. Louis, MO 63131
Stephen C. Ford Living Trust	12555 Manchester Road	St. Louis, MO 63131
Steven G. Carani Revocable Living Trust	12555 Manchester Road	St. Louis, MO 63131
Steven J. Kuehl Revocable Trust	12555 Manchester Road	St. Louis, MO 63131
Steven K and Kristen K Bennett Trust	12555 Manchester Road	St. Louis, MO 63131
Stilt,Terry Richard	12555 Manchester Road	St. Louis, MO 63131
Stocker,Pamela Marie	12555 Manchester Road	St. Louis, MO 63131
Stringfellow,Paul Richard	12555 Manchester Road	St. Louis, MO 63131
Sundararaman,Katherine Harini	12555 Manchester Road	St. Louis, MO 63131
Swanson,William Rauber	12555 Manchester Road	St. Louis, MO 63131
Talbert,Anthony J	12555 Manchester Road	St. Louis, MO 63131
Taylor,Matthew Allen	12555 Manchester Road	St. Louis, MO 63131
The Andrew Ivan Greenberg Revocable Trust	12555 Manchester Road	St. Louis, MO 63131
The Anthony W. Johnson Family Trust	12555 Manchester Road	St. Louis, MO 63131
The Aven Joint Revocable Trust	12555 Manchester Road	St. Louis, MO 63131
The Charles C. Orban Revocable Trust	12555 Manchester Road	St. Louis, MO 63131
The Christopher D. Hooper and Ann M. Hooper Revocable Living Trust	12555 Manchester Road	St. Louis, MO 63131
The Christopher F. and Martha M. Wallen Living Trust	12555 Manchester Road	St. Louis, MO 63131
The Christopher J Boedges and Vicki L Boedges Revocable Living Trust	12555 Manchester Road	St. Louis, MO 63131
The Christopher Sims Revocable Trust	12555 Manchester Road	St. Louis, MO 63131
The Curtis M. Lasserre and Gail C. Lasserre Revocable Living Trust	12555 Manchester Road	St. Louis, MO 63131
The David R. Wenzel Revocable Trust	12555 Manchester Road	St. Louis, MO 63131
The Douglas Myers and Suzy Burke-Myers Living Trust	12555 Manchester Road	St. Louis, MO 63131
The Douglas R. Meyer and Annette S. Meyer Revocable Living Trust	12555 Manchester Road	St. Louis, MO 63131
The Hill Revocable Trust	12555 Manchester Road	St. Louis, MO 63131
The Jasen Steven Biro-Suvanapraphai and Tanya Dawn Ranchigoda Joint Revocable Living Trust	12555 Manchester Road	St. Louis, MO 63131
The John D. Elser II Revocable Living Trust	12555 Manchester Road	St. Louis, MO 63131
The Katharine Warne Riggs Revocable Trust	12555 Manchester Road	St. Louis, MO 63131
The Kellie T. Stanisic Trust	12555 Manchester Road	St. Louis, MO 63131
The Kenneth and Lisa Blanchard Living Trust	12555 Manchester Road	St. Louis, MO 63131
The Kirk and Mary Evans Family Trust	12555 Manchester Road	St. Louis, MO 63131
The L.P. Revocable Living Trust	12555 Manchester Road	St. Louis, MO 63131
The Lynch Joint Revocable Trust	12555 Manchester Road	St. Louis, MO 63131
The Mathew J and Allison R Ladendecker Liv Trust	12555 Manchester Road	St. Louis, MO 63131
The Neil Draxler Revocable Trust	12555 Manchester Road	St. Louis, MO 63131
The O'Brien Family Trust	12555 Manchester Road	St. Louis, MO 63131
The Okwuraiwe Revocable Trust	12555 Manchester Road	St. Louis, MO 63131
The Padilla Family Trust	12555 Manchester Road	St. Louis, MO 63131
The Payne Family Living Trust	12555 Manchester Road	St. Louis, MO 63131

Exhibit A to the Twenty-First Restated Certificate of Limited Partnership of The Jones Financial Companies, L.L.L.P.

Exhibit A

Name	Address	City, State, Zip
The Pennino Living Trust	12555 Manchester Road	St. Louis, MO 63131
The Penny Pennington Revocable Trust	12555 Manchester Road	St. Louis, MO 63131
The Peterson Family Trust	12555 Manchester Road	St. Louis, MO 63131
The Revocable Trust Agreement of Michael Dryden Eberhart	12555 Manchester Road	St. Louis, MO 63131
The Scott Lawrence Living Trust	12555 Manchester Road	St. Louis, MO 63131
The Scott W. Arnone and Lori K. Arnone Revocable Living Trust	12555 Manchester Road	St. Louis, MO 63131
The Shawn and Erica Creger Joint Trust	12555 Manchester Road	St. Louis, MO 63131
The Sims Family Living Trust	12555 Manchester Road	St. Louis, MO 63131
The Steven C. Melichar Revocable Living Trust	12555 Manchester Road	St. Louis, MO 63131
The Theresa A. Secrest Revocable Living Trust	12555 Manchester Road	St. Louis, MO 63131
The Timothy A. Rea Revocable Living Trust	12555 Manchester Road	St. Louis, MO 63131
The Trevino Family Trust	12555 Manchester Road	St. Louis, MO 63131
The Trust of John D. Lee	12555 Manchester Road	St. Louis, MO 63131
The Wemyss Family Living Trust	12555 Manchester Road	St. Louis, MO 63131
Therese M. Schmittgens Revocable Inter Vivos Trust	12555 Manchester Road	St. Louis, MO 63131
Thoma,Scott Austin	12555 Manchester Road	St. Louis, MO 63131
Thomas C. Kersting and Laura M. Kersting Revocable Trust	12555 Manchester Road	St. Louis, MO 63131
Thomas P. Curran Revocable Living Trust	12555 Manchester Road	St. Louis, MO 63131
Thomas Weston Kissee and Caitlin Maria Kissee Joint Revocable Trust	12555 Manchester Road	St. Louis, MO 63131
Thompson,Kevin Mark	12555 Manchester Road	St. Louis, MO 63131
Thompson,Kristie Sue	12555 Manchester Road	St. Louis, MO 63131
Timothy and Barbara Werth Family Trust	12555 Manchester Road	St. Louis, MO 63131
Timothy C. Rogers and Kimberly Jo Rogers Revocable Trust	12555 Manchester Road	St. Louis, MO 63131
Timothy James Ney Revocable Trust	12555 Manchester Road	St. Louis, MO 63131
Timothy M. Baldes and Courtney R. Baldes Revocable Living Trust	12555 Manchester Road	St. Louis, MO 63131
Timothy Robert Burke Revocable Trust	12555 Manchester Road	St. Louis, MO 63131
Timothy Vincent Finn Revocable Living Trust	12555 Manchester Road	St. Louis, MO 63131
Todd Evans Tyrie Family Trust	12555 Manchester Road	St. Louis, MO 63131
Tracy L. Burt Revocable Trust	12555 Manchester Road	St. Louis, MO 63131
Trimble,Sheila Kristine	12555 Manchester Road	St. Louis, MO 63131
Twohig,Jeffrey William	12555 Manchester Road	St. Louis, MO 63131
Van Buskirk,David Michael	12555 Manchester Road	St. Louis, MO 63131
Van Genderen Living Trust	12555 Manchester Road	St. Louis, MO 63131
Vardeman,Cody Brandon	12555 Manchester Road	St. Louis, MO 63131
Vieth,James Travis	12555 Manchester Road	St. Louis, MO 63131
Vincent J. Ferrari Living Trust	12555 Manchester Road	St. Louis, MO 63131
Wagner,Mark Samuel	12555 Manchester Road	St. Louis, MO 63131
Wall,Olga	12555 Manchester Road	St. Louis, MO 63131
Walton,Chad Shane	12555 Manchester Road	St. Louis, MO 63131
Ward,William Scott	12555 Manchester Road	St. Louis, MO 63131
Wayne A. Roberts and Melissa C. Roberts 2004 Trust	12555 Manchester Road	St. Louis, MO 63131
Westfall,John A.	12555 Manchester Road	St. Louis, MO 63131
Whalley,Casey John	12555 Manchester Road	St. Louis, MO 63131

Exhibit A to the Twenty-First Restated Certificate of Limited Partnership of The Jones Financial Companies, L.L.L.P.

Exhibit A

Name	Address	City, State, Zip
White,Douglas B.	12555 Manchester Road	St. Louis, MO 63131
Whitman,Wendell Warren	12555 Manchester Road	St. Louis, MO 63131
Wicks,Vickie V	12555 Manchester Road	St. Louis, MO 63131
William R. Fretwell Living Trust	12555 Manchester Road	St. Louis, MO 63131
Williams Family Trust	12555 Manchester Road	St. Louis, MO 63131
Williams III,Robert West	12555 Manchester Road	St. Louis, MO 63131
Williams,Amy L.	12555 Manchester Road	St. Louis, MO 63131
Willis,Charlotte B.	12555 Manchester Road	St. Louis, MO 63131
Wilson,James Scott	12555 Manchester Road	St. Louis, MO 63131
Wittig,Diana Rae	12555 Manchester Road	St. Louis, MO 63131
Woods,Mark	12555 Manchester Road	St. Louis, MO 63131
Wylie,Mark Ryan	12555 Manchester Road	St. Louis, MO 63131
Zachary and Lisa Tarter 2015 Trust	12555 Manchester Road	St. Louis, MO 63131
Zanders,Dustin Holt	12555 Manchester Road	St. Louis, MO 63131
Zaun,Robert Eugene	12555 Manchester Road	St. Louis, MO 63131

Exhibit A to the Twenty-First Restated Certificate of Limited Partnership of The Jones Financial Companies, L.L.L.P.